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Exhibit 32

                   Certification of Chief Executive Officer
                        and Chief Financial Officer
           Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002



     Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Chapter 63, Title 18 U.S.C. Section 1350(a) and (b)), the undersigned hereby certify that the Quarterly Report on Form 10-Q for the period ended January 31, 2004 of North European Oil Royalty Trust ("Trust") fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 and that the information contained in such Report fairly presents, in all material respects, the financial condition and results of operations of the Trust.



Dated: February 27, 2004


                            /s/ John H. Van Kirk
                            ---------------------------------------
                                John H. Van Kirk
                                Managing Trustee (Chief Executive Officer)



                            /s/ John R. Van Kirk
                            -----------------------------------------------
                                John R. Van Kirk
                                Managing Director (Chief Financial Officer)